UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 10, 2008
(Date of earlier event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 8 — Other Events

Item 8.01 Other Events.

Attached to this Form 8-K as Exhibit 99.1 is a copy of a letter to be sent by Inland Western Retail Real Estate Trust, Inc. (the “Company”) to its shareholders on or about January 10, 2008, in connection with, among other things, the Company’s January monthly distribution and the Company’s estimate of the value of a share of its stock for purposes of the Employee Retirement Income Security Act, as amended (ERISA), which letter is incorporated by reference into this filing in its entirety.

In order for qualified plans to properly report account values as required by ERISA, we provide an estimated share value on an annual basis.  As of December 31, 2007, the annual statement of estimated value for shareholders subject to ERISA for our shares was estimated to be $10.00 per share.

The annual statement of estimated value for shareholders subject to ERISA and to certain other plan shareholders is only an estimate and may not reflect the actual value of our shares.  The annual statement of estimated value is based on the estimated value of each share of common stock based as of the close of our fiscal year.  Management, in part, relied upon third party sources and advice in arriving at this estimated value.  No independent appraisals on the particular value of our shares was obtained and the value is based upon an estimated fair market value as of the close of our fiscal year.  Because this is only an estimate, we may subsequently revise any annual valuation that is provided.  We cannot assure that:

•                  this estimate of value could actually be realized by us or by our shareholders upon liquidation;

•                  shareholders could realize this estimate of value if they were to attempt to sell their shares of common stock;

•                  this estimate of value reflects the price or prices which our common stock would or could trade if it was listed on a national stock exchange or included for quotation on a national market system; or

•                  the annual statement of value complies with any reporting and disclosure or annual valuation requirements under ERISA or other applicable law.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements.  Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 9.01

(d) Exhibits

Exhibit Number	Description

99.1	Letter to shareholders of Inland Western Retail Real Estate Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Michael J. O’Hanlon
Title:	President and Chief Executive Officer
Date:	January 10, 2008